OPPENHEIMER EUROPE FUND
                     Supplement dated March 1, 2000 to the
                      Prospectus dated December 27, 1999

The Prospectus is changed as follows:

1. The first paragraph of the subsection entitled "Portfolio Managers" on page 9 is revised in its entirety to read as follows:

         |X| The portfolio manager of the Fund is Shanquan Li. Mr. Li has been a portfolio manager of the Fund since the Fund's inception on March 1, 1999 and he is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Li is a Vice President of the Fund and of the Manager. He also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining the Manager in July 1997, he was a senior quantitative analyst in the investment policy group of Brown Brothers Harriman & Co., and a consultant for Acadian Asset Management, Inc.

2. All references in the Prospectus to the "portfolio managers" are hereby changed to read, "portfolio manager."


March 1, 2000
PS0261.002